[Scudder Investments Logo]


Supplement to the Statement of Additional Information dated May 1, 2003, and all currently effective Supplements thereto for the Scudder Real Estate Securities
Portfolio:

--------------------------------------------------------------------------------

The following replaces the "Distributions" sub-section of the "Taxation" section.

The Portfolio distributes substantially all of its net income and recognized long term and short-term capital gains to shareholders each year. The Portfolio distributes income dividends annually. In addition, the Portfolio will distribute net long term and short term capital gains, if any, at least annually and may make additional capital gains distributions at other times, if required, to remain in compliance with the applicable tax regulations. All dividends and distributions will be automatically reinvested in additional shares of the Portfolio that paid the dividend or distribution. The prospectus for a Company's variable annuity or variable life insurance policies describe the frequency of distributions to Contract owners and the federal income tax treatment of distributions from such contracts to Contract owners.














               Please Retain This Supplement for Future Reference